Significant Events (Tables)	12 Months Ended
Dec. 31, 2016
Significant Events [Abstract]
Details of business combinations
The following table outlines the impacts of the transaction on closing in 2015, including assets and liabilities disposed of and the fair value of assets acquired and liabilities assumed:

Assets
Finance lease receivable(1)	372
Property, plant, and equipment	104
Intangibles	37
Net working capital	2
Total assets acquired	515

Liabilities
Decomissioning and restoration provision	3
Net assets acquired	512

Consideration transferred
Property, plant, and equipment	234
Net working capital	27
Decommissioning and restoration provision	(11)
Carrying amount of transferred net assets	250

Gain recognized	262

(1)  Future payments under the finance lease include $57 million annually from 2016 to 2018, and $20 million annually from 2019 to 2030. Payments have been discounted at a rate of 2.68 per cent, based on comparative yield on borrowings of the counterparty with equivalent maturities at the time of closing.
At the 2015 acquisition dates, the fair values of the identifiable assets and liabilities of Odin Wind Power LLC and RC Solar LLC were as follows:

Assets
Property, plant, and equipment	217
Inventory (SREC-I)	10
Net working capital	6
Total assets acquired	233

Liabilities
Non-recourse debt	55
Tax equity liability	50
Deferred tax liabilities(1)	18
Decomissioning and restoration provision	4
Total liabilities assumed	127

Total consideration transferred	106

(1) The Corporation has recognized a corresponding deferred tax recovery in the Consolidated Statement of Earnings upon acquisition, representing deductible temporary differences now expected to be recovered.